                                                                       EXHIBIT 1


                            RALSTON PURINA COMPANY

                                $419,998,187.50
          6,781,000 STOCK APPRECIATION INCOME LINKED SECURITIES (SM)

                        7% EXCHANGEABLE NOTES DUE 2000
               (SUBJECT TO EXCHANGE INTO SHARES OF COMMON STOCK,
         PAR VALUE $.01 PER SHARE, OF INTERSTATE BAKERIES CORPORATION)

                            UNDERWRITING AGREEMENT


                                                                   July 23, 1997

CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
SALOMON BROTHERS INC
  As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation
  Eleven Madison Avenue
  New York, NY 10010-3629

Ladies and Gentlemen:

          1.  Introductory.  Ralston Purina Company, a Missouri corporation (the
              ------------
"Company"), proposes to issue and sell to you (the "Underwriters"), an aggregate amount of 6,781,000 SAILS (Stock Appreciation Income Linked Securities) consisting of its 7% Exchangeable Notes Due 2000, which are registered under the registration statement referred to in Section 3(a) (referred to herein as the "SAILS"), in such amounts to each of the Underwriters as set forth in Schedule A hereto. The SAILS will be issued under an Indenture, dated as of May 26, 1995, between the Company and The First National Bank of Chicago, as trustee ("Trustee"), as supplemented by a First Supplemental Indenture, dated as of July 29, 1997, between the Company and the Trustee (as supplemented from time to time, the "Indenture"). In addition, the Underwriters will have the option to purchase from the Company up to an additional 968,000 SAILS (the "Option SAILS"). The Firm SAILS and the Option SAILS, if purchased, are hereinafter collectively referred to as the "SAILS."

          In connection with the foregoing Interstate Bakeries Corporation, a Delaware corporation ("IBC"), has filed with the Securities and Exchange Commission (the "Commission") a Form S-3 registration statement with respect to 6,781,000 shares (the "IBC Firm Shares") of common stock of IBC, par value $.01 per share ("IBC Common Stock"), plus an additional 968,000 shares of IBC Common Stock (the "IBC Option Shares") to the extent the Underwriters exercise their over-allotment option with respect to the SAILS, for sale by the Company as a selling stockholder (to the extent it shall so elect to deliver IBC Common Stock to holders of the SAILS at maturity thereof pursuant to the terms of
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the SAILS), which registration statement is referred to in Section 2(a).  The
IBC Firm Shares and the IBC Option Shares, if the Options SAILS are purchased, are hereinafter collectively referred to as the "IBC Shares."

          2.  Representations and Warranties of IBC.  IBC represents and
              -------------------------------------
warrants to, and agrees with, the Underwriters and the Company that:

          (a) IBC meets the requirements for the use of a Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (File No. 333-27961), including a preliminary form of prospectus, relating to the IBC Shares has been filed with the Commission and either (i) has been declared effective under the Act, and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial IBC registration statement") has been declared effective, either (A) an additional registration statement (the "additional IBC registration statement") relating to the IBC Shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the IBC Shares all have been duly registered under the Act pursuant to the initial IBC registration statement and, if applicable, the additional IBC registration statement or (B) such an additional IBC registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the IBC Shares will all have been duly registered under the Act pursuant to the initial IBC registration statement and such additional IBC registration statement. If IBC does not propose to amend such registration statement or if an additional IBC registration statement has been filed and IBC does not intend to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Underwriting Agreement ("Agreement"), the most recent such amendment has been declared effective by the
     Commission or has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or in the case of the additional IBC registration statement, Rule 462(b). For purposes of this Agreement, "IBC Effective Time" means with respect to the initial IBC registration statement or, if filed prior to the execution and delivery of this Agreement, the additional IBC registration statement
     (i) if IBC has advised the Underwriters that it does not propose to amend such registration statement, the
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                                                                               3

     date and time as of which such registration statement or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective pursuant to Rule 462(c), or (ii) if IBC has advised the Underwriters that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by Commission or has become effective pursuant to Rule 462(c). If an additional IBC registration statement has not been filed prior to the execution and delivery of this Agreement but the IBC has advised the Underwriters that it proposes to file one, "IBC Effective Time" with respect to such additional IBC registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "IBC Effective Date" means the date of the IBC Effective Time.
     The initial IBC registration statement, as amended at its IBC Effective
     Time and all material incorporated by reference therein, including all information contained in the additional IBC registration statement (if any) and deemed to be a part of the initial IBC registration statement as of the IBC Effective Time of the additional IBC registration statement pursuant to the General Instructions of Form S-3 on which it is filed and including all information (if any) deemed to be a part of the initial IBC registration statement as of its IBC Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial IBC Registration Statement". The additional IBC registration statement (if any), as amended at its IBC Effective Time, including the contents of the initial IBC registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional
     IBC registration statement as of its IBC Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional IBC Registration Statement". The IBC Initial Registration Statement and the Additional IBC Registration Statement are hereinafter referred to collectively as the "IBC Registration Statements" and individually as an "IBC Registration Statement". The form of prospectus relating to the IBC Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in an IBC Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "IBC Prospectus". Copies of such registration statement and amendments
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                                                                               4

     and of each related preliminary prospectus ("Preliminary IBC Prospectuses") have been delivered to the Underwriters.

          (b) If the IBC Effective Time is prior to the execution and delivery of this Agreement: (i) on the IBC Effective Date, the Initial IBC Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and on the IBC Effective Date of the Additional IBC Registration Statement (if any), each IBC Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements herein not misleading, and (ii) on the date of this Agreement, the Initial IBC Registration Statement and, if the IBC Effective Time of the Additional IBC Registration Statement (if any) is prior to the execution of this Agreement, the Additional IBC Registration Statement each conforms, and at the time of filing of the IBC Prospectus pursuant to Rule 424(b) and at all times subsequent thereto up to and at the First Closing Date (as defined below) or any Option Closing Date (as defined below), as the case may be, each IBC Registration Statement and the IBC Prospectus and any amendment or supplements thereto will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the IBC Effective Time is subsequent to the execution and delivery of this Agreement: on the IBC Effective Date and at all times subsequent thereto up to and at the First Closing Date or any Option Closing Date, as the case may be, the Initial IBC Registration Statement and the IBC Prospectus and any amendments or supplements thereto will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from an IBC Registration Statement or the IBC Prospectus based upon written information furnished to IBC by any Underwriter through Credit Suisse First Boston Corporation ("CSFBC") or the Company specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 10. The IBC Information (as defined herein) provided to the Company for use in each Company Registration Statement (as defined herein) and any amendments or supplements thereto, and the Company Prospectus (as defined herein) and any amendments or supplements thereto does not include, or will not include, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Commission has not issued any order preventing or suspending the use of any Preliminary IBC Prospectus or the IBC Prospectus.

          (c) The documents incorporated by reference in each IBC Registration Statement or the IBC Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), conformed, and any documents so filed and incorporated before the First Closing Date, will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, the Rules and Regulations and the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations").

          (d) IBC and Interstate Brands Corporation ("Brands") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with full corporate power and corporate authority to own, lease and operate their respective properties and conduct their respective businesses as described in each IBC Registration Statement, and IBC and Brands are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, prospects or results of operations or business of IBC and Brands taken as a whole (an "IBC Material Adverse Effect").

          (e) The capital stock of IBC conforms in all material respects to the statements relating thereto contained in each IBC Registration Statement and the IBC Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of IBC in all material respects); the IBC Shares and all of the issued shares of capital stock of IBC have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the IBC Prospectus; the form of certificate used to evidence IBC Common Stock is in due and proper form and otherwise complies with all statutory requirements under the laws of the State of Delaware; except as described in or contemplated by the IBC Prospectus, there are no outstanding options, warrants or other rights for the issuance of, and there are no commitments, plans or arrangements to issue any shares of capital stock of IBC or any security convertible into, exercisable for or exchangeable for any shares of capital stock of IBC; and, except as described in or contemplated by the IBC Prospectus, all of the issued shares of capital stock of each subsidiary of IBC have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by IBC, free and clear of all liens, encumbrances, equities or claims.

          (f) Except as set forth in or incorporated by reference in the IBC Prospectus, there is not any pending or, to IBC's knowledge, any threatened action, suit, claim or proceeding by or before any court or governmental agency, authority or body or otherwise against IBC or any of its subsidiaries or any of their respective officers or any of their respective properties, assets or rights which would or could reasonably be expected to have an IBC Material Adverse Effect or prevent consummation of the transactions contemplated herein.

          (g) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the execution, delivery and performance of IBC of this Agreement or the consummation by IBC of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations or under state or other securities or Blue Sky laws, rules or regulations.

          (h) IBC has full legal right, corporate power and corporate authority to enter into this Agreement and perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by IBC and is a valid and binding agreement
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     of IBC, enforceable against IBC in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (i) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provision of, or constitute a default under, (i) the charter or by-laws of IBC or any subsidiary of IBC;
     (ii) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any material lease, contract or other agreement or instrument to which IBC or any subsidiary of IBC is a party or by which it or any such subsidiary or any of their respective properties may be bound; or (iii) any law or any order, rule or regulation of any governmental agency or body or any court having jurisdiction over IBC or any subsidiary of IBC or over the properties of IBC or any such subsidiary.

          (j) Except as described in the IBC Prospectus, there are no contracts, agreements or understandings between IBC and any person granting such person any preemptive right, co-sale right, right of first refusal or right to require IBC to file a registration statement under the Act with respect to any securities of IBC owned or to be owned by such person or to require IBC to include such securities in the securities registered pursuant to each IBC Registration Statement or in any securities being registered pursuant to any other registration statement filed by IBC under the Act.

          (k) Deloitte & Touche LLP, who have audited the annual consolidated financial statements, together with the related schedules and notes, of IBC incorporated by reference as a part of each IBC Registration Statement, some of which are included in the IBC Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations;
     the audited consolidated financial statements of IBC, together with the related notes, forming part of each IBC Registration Statement and IBC Prospectus, fairly present in all material respects the consolidated financial position and the results of operations of IBC at the dates and for the periods to which they apply; all audited consolidated financial statements of IBC, together with the related schedules and notes, and all interim unaudited
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                                                                               8

     consolidated financial information of IBC incorporated by reference as part of each IBC Registration Statement have been prepared in accordance with generally accepted accounting principles consistently applied through the period involved, except as may be otherwise stated therein; the financial data included in each IBC Registration Statement present fairly the information shown therein and the historical financial information included in such data has been compiled on a basis substantially consistent with the financial statements incorporated by reference therein; and no other financial statements or schedules or notes are required to be included in each IBC Registration Statement.

          (l) Subsequent to the respective dates as of which information is given in each IBC Registration Statement and the IBC Prospectus, except as described in or contemplated by the IBC Prospectus, there has not been or occurred (i) any change in the business, property or assets described or referred to in each IBC Registration Statement or the condition (financial or otherwise), earnings, prospects or results of operations or business of IBC which could have an IBC Material Adverse Effect, (ii) any transaction which is material to IBC and its subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, incurred by IBC which is material to IBC and its subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of IBC which is material to IBC and its subsidiaries taken as a whole or (v) any issuance or granting of any right to acquire any securities of IBC (other than grants of stock options to directors or employees in the ordinary course).

          (m) Neither IBC nor any of its subsidiaries (i) is in violation of their respective charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which they are parties or by which they are bound or to which any of their respective properties or assets are subject, (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or have failed to obtain, comply with or maintain the effectiveness of any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of their respective property
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                                                                               9

     or to the conduct of their respective business except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not or could not reasonably be expected to have an IBC Material Adverse Effect.

          (n) IBC is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act").

          (o) IBC and its subsidiaries own or possess adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights described or referred to in the IBC Prospectus as owned or used by it or which are necessary for the conduct of its business as described in the IBC Prospectus. IBC has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have an IBC Material Adverse Effect.

          (p) IBC Common Stock is listed on the New York Stock Exchange ("NYSE"), and IBC has received no notice of any proceeding having the purpose or effect of discontinuing such listing.

          (q) IBC has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the shares of IBC Common Stock to facilitate the sale or resale of the SAILS (it being understood that the parties hereto agree that the Repurchase Transaction (as defined in the IBC Prospectus) shall not for purposes of this Agreement be deemed to have such effect).

          (r) IBC has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of the SAILS other than the IBC Preliminary Prospectus and the IBC Prospectus or other material permitted by the Act.

          3.  Representations and Warranties of the Company.
              ---------------------------------------------
The Company represents and warrants to and agrees with the Underwriters that:
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                                                                              10

          (a) A registration statement on Form S-3 (File No. 333-27959) has been filed with the Commission and either (i) has been declared effective under the Act and is not proposed to be amended or (ii) is proposed to be amended by a post-effective amendment. If such registration statement (the
     "initial Company registration statement") has been declared effective, either (A) an additional registration statement (the "additional Company registration statement") relating to the SAILS may have been filed with the Commission pursuant to Rule 462(b) under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the SAILS all have been duly registered under the Act pursuant to the initial Company registration statement and, if applicable, the additional Company registration statement or (B) such an additional Company registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the SAILS will all have been duly registered under the Act pursuant to the initial Company registration statement and such additional Company registration statement. If the Company does not propose to amend such registration statement or if an additional Company registration statement has been filed and the Company does not intend to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission or has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) under the Act or in the case of the additional Company registration statement, Rule 462(b).
     For purposes of this Agreement, "Company Effective Time" means with respect to the initial Company registration statement or, if filed prior to the execution and delivery of this Agreement, the additional Company registration statement (i) if the Company has advised you that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective pursuant to Rule 462(c), or (ii) if the Company has advised you that it proposes to file a post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such post-effective amendment is declared effective by the Commission or has become effective pursuant to Rule 462(c). If an additional Company registration statement has not been filed prior to the execution and
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                                                                              11

     delivery of this Agreement but the Company has advised the Underwriters that it purposes to file one, "Company Effective Time" with respect to such additional Company registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Company Effective Date" means the date of the Company Effective Time. The initial Company registration statement, as amended at its Company Effective Time and all material incorporated by reference therein, including all information contained in the additional Company registration statement (if any) and deemed to be a part of the initial Company registration statement as of the Company Effective Time of the additional Company registration Statement pursuant to the General Instructions of Form S-3 on which it is filed and including all information (if any) deemed to be a part of the initial IBC registration statement as of its Company Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Initial Company Registration Statement". The additional Company registration statement (if any), as amended at its Company Effective Time, including the contents of the initial Company registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional Company registration statement as of its Company Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Company Registration Statement". The Company Initial Registration Statement and the Additional Company Registration Statement are hereinafter referred to collectively as the "Company Registration Statements" and individually as a "Company Registration Statement". The form of prospectus relating to the SAILS, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act or (if no such filing is required) as included in an Company Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Company Prospectus". Copies of such registration statement and amendments and of each related preliminary prospectus and prospectus supplement ("Preliminary Company Prospectuses") have been delivered to the Underwriters.

          (b) If the Company Effective Time is prior to the execution and delivery of this Agreement: (i) on the Company Effective Date, the Initial Company Registration Statement conformed in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and on the Company Effective Date of the Additional Company Registration Statement (if any), each Company Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make statements therein not misleading, and (ii) on the date of this Agreement, the Initial Company Registration Statement and, if the Company Effective Time of the Additional Company Registration Statement (if any) is prior to the execution of this Agreement, the Additional Company Registration Statement each conforms, and at the time of filing of the Company Prospectus pursuant to Rule 424(b) and at all times subsequent thereto up to and at the First Closing Date or any Option Closing Date, as the case may be, each Company Registration Statement and the Company Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Company Effective Time is subsequent to the execution and delivery of this Agreement, on the Company Effective Date and at all times subsequent thereto up to and at the First Closing Date or any Option Closing Date, as the case may be, the Initial Company Registration Statement and the Company Prospectus and any amendments or supplements thereto will conform in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Company Registration Statement or the Company Prospectus based upon written information furnished to the Company by IBC or any Underwriter through CSFBC for use therein, it being understood and agreed that the only such information is that described as such in Section 10. The Company Information (as defined herein) provided to IBC for use in each IBC Registration Statement and any amendments or supplements thereto and the IBC Prospectus and any amendments or supplements thereto, does not include, or will not include, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Commission has not issued any order preventing or suspending the use of any Preliminary Company Prospectus or the Company Prospectus.

          (c) The Company and each of the Company's Significant Subsidiaries (as hereinafter defined) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with full corporate power and corporate authority to own, lease and operate their respective properties and conduct then respective businesses as described in each Company Registration Statement; and the Company and each of the Company's Significant Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of then respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, prospects or results of operations or business of the Company and the Company's Significant Subsidiaries taken as a whole (a "Company Material Adverse Effect").

          (d) The documents incorporated by reference in each Company Registration Statement or the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Exchange Act, conformed, and any documents so filed and incorporated before the First Closing Date will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and Regulations.

          (e) The SAILS conform in all material respects to the statements relating thereto contained in each Company Registration Statement and the Company Prospectus (and such statements correctly state the substance of the instruments defining the obligations of the Company in all material respects).

          (f) The Indenture has been duly authorized by the Company and the SAILS to be purchased from the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture, when the First Supplemental Indenture is duly executed and delivered, and the SAILS, when they are duly executed, authenticated and issued as contemplated hereby and by the Indenture and delivered against payment therefor in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally or by general equitable principles.

          (g) Except as set forth in or incorporated by reference in the Company Prospectus, there is not any pending or, to the Company's knowledge any threatened action, suit, claim or proceeding by or before any court or governmental agency, authority or body or otherwise against the Company or any of its subsidiaries or any of their respective officers or any of their respective properties, assets or rights which would or could reasonably be expected to have a Company Material Adverse Effect or prevent consummation of the transactions contemplated herein.

          (h) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the execution, delivery and performance of this Agreement and the Indenture in connection with the issuance or sale of the SAILS by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act or under state or other securities or Blue Sky laws, rules and regulations.

          (i) The Company has full legal right, corporate power and corporate authority to enter into this Agreement and perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (j) The execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation of the transactions herein and therein contemplated, including without limitation the issuance and sale of the SAILS, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter or by-laws of the Company or any subsidiary of the Company; (ii) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any material lease, contract, or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which it or any such subsidiary or any of their respective properties may be bound; or (iii) any law or any order, rule or regulation of any governmental agency to body or any court having jurisdiction over the Company or any subsidiary of the Company or over the properties of the Company or any such subsidiary.

          (k) Except as described in the Company Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person any preemptive right, co-sale right, right of first refusal or right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to each Company Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (l) Price Waterhouse LLP, who have audited the annual consolidated financial statements, together with the related schedules and notes, of the Company incorporated by reference as a part of each Company Registration Statement, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited consolidated financial statements of the Company, together with the related notes, forming part of each Company Registration Statement and the Company Prospectus, fairly present the consolidated financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; all audited consolidated financial statements of the Company, together with the related schedules and notes, and all interim unaudited consolidated financial information of the Company incorporated by reference as part of each Company Registration Statement have been prepared in accordance with generally accepted accounting principals consistently applied throughout the periods involved, except as may be otherwise stated therein; the financial data included in each Company Registration Statement present fairly the information shown therein and have been compiled on a basis substantially consistent with the financial statements incorporated by reference therein; and no other financial statements or schedules or notes are required to be included in each Company Registration Statement.

          (m) Subsequent to the respective dates as of which information is given in each Company Registration Statement and the Company Prospectus, there has not been or occurred (i) any change, nor any development or event involving a prospective material adverse change in the business, property or assets described or referred to in each Company Registration Statement, or the condition (financial or otherwise), earnings, prospects or results of operations or business of the Company which could have a Company Material Adverse Effect, (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, incurred by the Company which is material to the Company and its subsidiaries taken as a whole, except obligations incurred in the ordinary course of business or (iv) any change in the capital stock or outstanding indebtedness of the Company which is material to the Company and its subsidiaries taken as a whole.

          (n) Neither the Company nor any of its subsidiaries (i) is in violation of their respective charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which they are parties or by which they are bound or to which any of their respective properties or assets are subject or (ii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which they or their respective property or assets may be subject or have failed to obtain, comply with or maintain the effectiveness of any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of their respective property or to the conduct of their respect businesses except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not or could not reasonably be expected to have a Company Material Adverse Effect.

          (o) The Company is not regulated, and after giving effect to the offering and sale of the SAILS and the application of the proceeds as described in the Company Prospectus, will not be required to be registered, as an "investment company" as such term is defined under the 1940 Act.

          (p) The Company and its subsidiaries own or possess adequate rights to use all material trademarks, service marks, trade names and copyrights described or referred to in the Company Prospectus as owned or used by it or which are necessary for the conduct of its business as described in the Company Prospectus; the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Company Material Adverse Effect.

          (q) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the SAILS.

          (r) The Company has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of SAILS other than the Company Preliminary Prospectus and the Company Prospectus or other material permitted by the Act.

          4.  Purchase, Sale and Delivery of SAILS.  On the basis of the
              ------------------------------------
representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $60.0875 per SAILS, the respective number of Firm SAILS set forth opposite the names of the Underwriters on Schedule A hereto.

          The Company shall deliver against payment of the purchase price the Firm SAILS in the form of one or more permanent global SAILS in definitive form (the "Firm Global SAILS") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global SAILS will be held only in book-entry form through DTC, except in the limited circumstances described in the Company Prospectus. Payment for the Firm SAILS shall be made by the Underwriters by wire transfer of same-day funds at a bank acceptable to CSFBC at the New York City offices of Simpson Thacher & Bartlett (or at such other place as may be agreed upon among the Underwriters and the Company), at 10:00 A.M., New York time, on July 29, 1997, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date," against delivery to the Trustee as custodian for DTC of the Firm Global SAILS representing all of the Firm SAILS. The Firm SAILS will be made available for checking at the office of CSFBC or such other location as CSFBC may reasonably request at least 24 hours prior to the First Closing Date.

          In addition, upon written notice from CSFBC to the Company from time to time not more than 30 days subsequent to the date of the Company Prospectus (or, if such 30th day shall be a Saturday, Sunday or holiday, on the next business day thereafter when the NYSE is open for trading), the Underwriters may purchase all or less than all of the Option SAILS at the purchase price per SAIL to be paid for the Firm SAILS. The Company agrees to sell to the Underwriters and the Underwriters agree, severally and not jointly, to purchase from the Company, the number of Option SAILS specified in such notice to the Company. Such Option SAILS shall be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm SAILS.
The number of Option SAILS to be so purchased by each of the Underwriters upon exercise of such option shall be the same proportion to the total number of Option SAILS being purchased by each Underwriter pursuant to the exercise of such option as the number of Firm SAILS purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm SAILS purchased by the Underwriters, adjusted by CSFBC in such a manner as to avoid fractional SAILS. No Option SAILS shall be sold or delivered unless the Firm SAILS have been simultaneously or were previously sold and delivered. The right to purchase the Option SAILS or any portion thereof may be surrendered and terminated at any time upon notice by CSFBC to the Company.

          Each time for the delivery of and payment for the Option SAILS (each such time herein referred to as an "Option Closing Date"), which may be the First Closing Date (the First Closing Date and each Option Closing Date, if any, being some times referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than seven full business days after written notice of election to purchase Option SAILS is given. The Company will deliver, against payment of the purchase price, the Option SAILS being purchased on each Option Closing Date in the form of one or more permanent global SAILS in definitive form (each, an "Option Global SAILS") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Option SAILS shall be made by the Underwriters by wire transfer of same-day funds at a bank acceptable to CSFBC drawn to the order of the Company at the above office of Simpson Thacher & Bartlett against delivery to the Trustee as custodian for DTC of the Option Global SAILS representing all of the Option SAILS being purchased on such Option Closing Date.

          5.  Offering by Underwriters.  It is understood that the Underwriters
              ------------------------
propose to offer the SAILS for sale to the public as set forth in the Company Prospectus.

          6.  Certain Additional Agreements of IBC.  IBC agrees with the
              ------------------------------------
Underwriters or the Company, if applicable, that:

          (a) If the IBC Effective Time of the Initial IBC Registration Statement is prior to the execution and delivery of this Agreement, IBC will file the IBC Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fourth business day after the IBC Effective Date. IBC will advise the Underwriters and the Company promptly of any such filing pursuant to Rule 424(b). If the IBC Effective Time of the Initial IBC Registration Statement is prior to the execution and delivery of this Agreement and an additional IBC registration statement is necessary to register a portion of the IBC Common Stock under the Act but the IBC Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional IBC registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the IBC Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC;

          (b) IBC will advise the Underwriters and the Company promptly of any proposal to amend or supplement the initial or any additional IBC registration statement as filed or the related prospectus to the Initial IBC Registration Statement, the Additional IBC Registration Statement or the IBC Prospectus (including any amendment to a document required to be filed under the Exchange Act which, upon filing, is deemed to be incorporated by reference therein) and will not effect such amendment or supplementation without (i) the consent of CSFBC, which will not be unreasonably withheld, in the case of an amendment to the initial or any additional IBC registration statement as filed or the related prospectus or the Initial IBC Registration Statement, Additional IBC Registration Statement or the IBC Prospectus and (ii) giving CSFBC a reasonable opportunity to review and comment on such amendment or supplementation in the case of an amendment or supplement to a document incorporated by reference; and IBC will also advise CSFBC and the Company promptly of the effectiveness of each IBC Registration Statement (if the IBC Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of each IBC Registration Statement or the IBC Prospectus and of the institution by the Commission of any stop order proceedings in respect of each IBC Registration Statement and will use all reasonable efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

          (c) If, at any time when a prospectus relating to the IBC Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the IBC Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend the IBC Prospectus to comply with the Act, IBC will promptly amend the IBC Prospectus to comply with the Act, IBC will promptly notify CSFBC and the Company of such event and will promptly prepare and file with the Commission, at its own expense (unless such amendment relates to information provided by the Company or the terms of the SAILS, in which case it shall be at the Company's expense), an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwrites' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 9;

          (d) IBC will furnish to the Underwriters copies of each IBC Registration Statement (six of which will be signed and will include all exhibits), each related IBC Preliminary Prospectus, and, so long as delivery of a prospectus relating to the IBC Shares is required to be delivered under the Act in connection with sales by any Underwriters or dealer, the IBC Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The IBC Prospectus shall be so furnished on or prior to 3:00 P.M. New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. IBC and the Company will pay the expenses of printing and distributing to the Underwriters all such documents as agreed between them;

          (e) IBC will arrange for the qualification of the IBC Shares for sale under the laws of such jurisdictions as CSFBC may designate and will continue such qualifications in effect so long as required for the distribution, except that IBC shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the IBC Shares shall have been qualified as above provided, IBC will file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction;

          (f) During the period of three years after the date of this Agreement, IBC will furnish to CSFBC, (i) concurrently with furnishing such reports, if any, to its stockholders, quarterly reports of operations of IBC for each of the first three quarters in the form furnished to IBC's stockholders; (ii) concurrently with furnishing such reports to its stockholders, annual reports of IBC as of the end of each fiscal year (including financial statements audited by independent public accountants);
     (iii) as soon as they are available, copies of all other reports (financial or other) furnished to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"); and (v) any additional information of a public nature concerning IBC or its business which CSFBC may reasonably request. During such three-year period, if IBC shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of IBC and its subsidiaries are consolidated and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated;

          (g) So long as the SAILS are Outstanding (as defined in the Indenture), and at the Company's expense, IBC will furnish to the Trustee and the Company in sufficient quantity, copies of all annual reports and proxy statements provided by IBC to its stockholders generally (the "IBC Reports");

          (h) During a period of 90 days after the date of the initial public offering of the SAILS, IBC will not, and will cause its directors and officers not to, without the prior written consent of CSFBC, issue, sell, offer, agree to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any additional shares of IBC Common Stock, any options, warrants or other rights to purchase any shares of IBC Common Stock, or any securities convertible into, exercisable for or exchangeable for shares of IBC Common Stock, other than (i) sales of IBC Common Stock by the Company to IBC and (ii) options granted and IBC Common Stock issued pursuant to employee benefit and stock option plans existing on the date hereof; and

          (i) IBC shall take such action as may be reasonably necessary to comply with the rules and regulations of the NASD in respect of IBC Common Stock to be registered in connection with the offering by the Company of the SAILS.

          7.  Further Agreements of the Company.  The Company covenants and
              ---------------------------------
agrees with the Underwriters that:

          (a) If the Company Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Company Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (as, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of
     (A) the second business day following the execution and delivery of this Agreement or (B) the fourth business day after the Company Effective Date. The Company will advise the Underwriters and IBC promptly of any such filing pursuant to Rule 424(b). If the Company Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement and an additional Company registration statement is necessary to register a portion of the SAILS under the Act but the Company Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional Company registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the IBC Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC;

          (b) The Company will advise the Underwriters and IBC promptly of any proposal to amend or supplement the initial or any additional Company registration statement as filed or the related prospectus to the Initial Company Registration Statement, the Additional Company Registration Statement or the Company Prospectus (including any amendment to a document required to be filed under the Exchange Act which, upon filing, is deemed to be incorporated by reference therein) and will not effect such amendment or supplementation without CSFBC's consent, which consent will not be unreasonably withheld; and the Company will also advise CSFBC and IBC promptly of the effectiveness of each Company Registration Statement (if the Company Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of each Company Registration Statement or the Company Prospectus and of the institution by the Commission of any stop order proceedings in respect of each Company Registration Statement and will use all reasonable efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

          (c) If, at any time when a prospectus relating to the SAILS is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Company Prospectus as then amended or supplemented which would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend the Company Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense (unless such amendment relates to information provided by IBC in which case it shall be at IBC's expense), an amendment or supplement which will correct such statement or omission or an amendment, which will effect such compliance. Neither CSFBC's consent to, not the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 9;

          (d) The Company will furnish to the Underwriters copies of each Company Registration Statement (six of which will be signed and will include all exhibits), each related Company Preliminary Prospectus, and, so long as delivery of a prospectus relating to the SAILS is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Company Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Company Prospectus shall be so furnished on or prior to 3:00 P.M. New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. IBC and the Company will pay the expenses of printing and distributing to the Underwriters all such documents as agreed between them;

          (e) The Company will arrange for the qualification of the SAILS for sale under the laws of such jurisdictions as CSFBC may designate and will continue such qualifications in effect so long as required for the distribution of the SAILS contemplated by this Agreement, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the SAILS shall have been qualified as above provided, the Company will file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction;

          (f) During the period of three years after the date of this Agreement, the Company will furnish to CSFBC, (i) concurrently with furnishing such reports, if any, to its stockholders, quarterly reports of operations of the Company for each of the first three quarters in the form furnished to the Company's stockholders; (ii) concurrently with furnishing such reports to its stockholders, annual reports of the Company as of the end of each fiscal year (including financial statements audited by independent public accountants; (iii) as soon as they are available, copies of all other reports (financial or other) furnished to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD; and (v) any additional information of a public nature concerning the Company or its business which CSFBC may reasonably request. During such three-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the effect that the accounts of the Company and its subsidiaries are consolidated and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated;

          (g) The Company will apply the net proceeds from the sale of the SAILS being sold by it hereunder substantially in the manner set forth under the caption "Use of Proceeds" in the Company Prospectus;

          (h) During a period of 90 days after the date of the initial public offering of the SAILS, the Company will not, without the prior written consent of CSFBC, issue, sell, offer, agree to sell, pledge, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any additional SAILS or shares of IBC Common Stock, any options, warrants or other rights to purchase any shares of IBC Common Stock, or any securities convertible into, exercisable for or exchangeable for shares of IBC Common Stock (other than the IBC Common Stock offered pursuant to the Company Prospectus and IBC Prospectus or sales by the Company to IBC of IBC Common Stock); and

          (i) The Company will not, without the Underwriters' consent, offer or sell, or publicly announce its intention to sell, any debt securities having a maturity of more than one year covered by any registration statement filed under the Act (except under prior contractual commitments or pursuant to bank credit agreements) during the period beginning on the date of this Agreement and ending 30 days following the First Closing Date.

          8.  Expenses.  The Company and IBC further agree with the Underwriters
              --------
that:

          (a) The Company and IBC will pay all (i) expenses incident to the performance of the Company's and IBC's obligations under this Agreement (such expenses to be allocated between them as the Company and IBC may agree) and will reimburse the Underwriters for any reasonable expenses, including fees, charges and disbursements of Simpson Thacher & Bartlett, counsel for the Underwriters ("Underwriters' Counsel"), reasonably incurred in connection with qualification of each of the SAILS and IBC Common Stock for sale and determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, (ii) fees charged by investment rating agencies for the rating of the SAILS, (iii) travel expenses of the Company's and IBC's officers and employees and any other expenses of the Company and IBC in connection with attending or hosting meetings with prospective purchasers of the SAILS and (iv) expenses incurred in distributing any Preliminary Company Prospectus, Preliminary IBC Prospectus, the Company Prospectus and the IBC Prospectus (including any amendments and supplements thereto) to the Underwriters; and

          (b) If the transactions contemplated hereby are not consummated by reason of any failure, refusals or inability on the part of the Company or IBC, as the case may be, to perform any agreement on their respective parts to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company and IBC will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees, charges and disbursements of Underwriters' Counsel) reasonably incurred by the Underwriters in investigating, preparing to market or marketing the SAILS.

          9.  Conditions of the Obligations of the Underwriters.  The
              -------------------------------------------------
obligations of the several Underwriters to purchase and pay for the Firm SAILS on the First Closing Date and the Option SAILS to be purchased on each Option Closing Date will be subject to the accuracy of the representations and warranties of IBC and the Company herein, to the accuracy of the statements of Company officers or IBC officers made pursuant to the provisions hereof, to the performance by IBC and the Company of their respective obligations hereunder, and to each of the following additional conditions precedent:

          (a) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the IBC Effective Time of the Initial IBC Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the IBC Effective Time of the Initial IBC Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the Initial IBC Registration Statement to be filed shortly prior to the IBC Effective
     Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the Rules and Regulations and stating in effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the IBC Registration Statements or incorporated by reference therein comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) on the basis of a reading of the latest available interim financial statements of IBC, inquiries of officials of IBC who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) at the date of the latest available balance sheet read by Deloitte & Touche LLP, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of IBC or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net assets, as compared with amounts shown on the latest balance sheet included in the IBC Prospectus; or

               (B) for the period from the closing date of the latest income statement included in the IBC Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the previous year, in the net sales or total amount of net income;

               except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the IBC Prospectus discloses have occurred or may occur or which are described in such letter; and

      (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the IBC Registration Statements or incorporated by reference therein (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of IBC and its subsidiaries subject to the internal controls of IBC's accounting system or are derived directly form such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this Section 9(a), (i) if the IBC Effective Time of the Initial IBC Registration Statement is subsequent to the execution and delivery of this Agreement, "IBC Registration Statements" shall mean the initial IBC registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its IBC Effective Time, (ii) if the IBC Effective Time of the Initial IBC Registration Statement is prior to the execution and delivery of this Agreement but the IBC Effective Time of the Additional IBC Registration Statement (if any) is subsequent to such execution and delivery, "IBC Registration Statements" shall mean the Initial IBC Registration Statement and the additional IBC registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its IBC Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the IBC Registration Statements.

          (b) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Company Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Company Effective Time of the Initial Company Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the Company Registration Statement to be filed shortly prior to the Company Effective
     Time), of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the Rules and Regulations and stating in effect that:

               (i) in their opinion the financial statements and schedules audited by them and included in the Company Registration Statements or incorporated by reference therein comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) at the date of the latest available balance sheet read by Price Waterhouse LLP, there was any change in the common stock of the Company, any increase in short-term indebtedness or long-term debt of the Company or any decrease in current net assets or shareholders' equity of the Company and its subsidiaries as compared with amounts shown on the latest balance sheet included in the Company Prospectus; or

               (B) for the period from the closing date of the latest income statement included in the Company Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in the consolidated net sales, earnings before equity earnings or net earnings;

               except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Company Prospectus discloses have occurred or may occur or which are described in such letter; and

      (iii)    they have compared certain specified dollar amounts
               (or percentages derived from such dollar amounts) and other financial information contained in the Company Registration Statements or incorporated by reference therein, as described in such letter (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this Section 9(b), (i) if the Company Effective Time of the Initial Company Registration Statement is subsequent to the execution and delivery of this Agreement, "Company Registration Statements" shall mean the initial Company registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Company Effective Time, (ii) if the Company Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement but the Company Effective Time of the Additional Company Registration Statement (if any) is subsequent to such execution and delivery, "Company Registration Statements" shall mean the Initial Company Registration Statement and the additional Company registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Company Effective Time, and
     (iii) "Prospectus" shall mean the prospectus included in the Company Registration Statements.

          (c) If the IBC Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, the IBC Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the IBC Effective Time of the Additional IBC Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such IBC Effective Time shall have occurred not later than 10:00 P.M. New York Time, on the date of this Agreement or, if earlier, the time the IBC Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented by CSFBC. If the IBC Effective Time of the Initial IBC Registration Statement is prior to the execution and delivery of this Agreement, the IBC Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of any IBC Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of IBC or the Underwriters, shall be contemplated by the Commission.

          (d) If the Company Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, the Company Effective Time shall have occurred no later than 10:00 P.M., New York time, on the date of this Agreement of such later date as shall have been consented to by CSFBC. If the Company Effective Time of the Additional Company

     Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Company Effective Time shall have occurred not later than 10:00 P.M. New York Time, on the date of this Agreement or, if earlier, the time the Company Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented by CSFBC. If the Company Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement, the Company Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 7(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of any Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission.

          (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting particularly the condition (financial or other), business, properties or results of operations of the Company, IBC or their respective subsidiaries which, in the judgment of a majority in interest of the Underwriters, including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or sale of and payment for the SAILS; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the NYSE, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of IBC or the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or
     (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including CSFBC, the effect of any such outbreak escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the SAILS.

          (f) The Underwriters shall have received an opinion, dated such Closing Date, of Shook, Hardy & Bacon L.L.P, counsel for IBC, and an opinion from Ray Sandy Sutton, Vice President, Corporate Secretary and General Counsel of IBC as to paragraphs (iv) and (v) only,to the effect that:

                              (i) The documents incorporated by reference in the IBC Registration Statements or the IBC Prospectus, when they were filed with the Commission under the Exchange Act, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations, as applicable, except that Shook, Hardy & Bacon L.L.P. need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference therein;

                              (ii) IBC and Brands have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware, and have all requisite corporate power and corporate authority to own their respective properties and conduct their respective businesses as described in the IBC Prospectus; IBC and Brands are duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases substantial properties or the conduct of their businesses requires such qualification, except where the failure to be so qualified or in good standing would not have an IBC Material Adverse Effect;

                              (iii) The IBC Firm Shares or the IBC Option
                                    Shares, as the case may be, and all of the issued shares of capital stock of IBC are duly authorized, validly issued, fully paid and nonassessable; the capital stock of IBC (including the IBC Shares) conforms in all material respects to the statements relating thereto contained in each IBC Registration Statement and the IBC Prospectus; the form of certificate used to evidence the IBC Common Stock is in due and proper form and otherwise complies with all statutory requirements under the laws of the State of Delaware; except as described in or contemplated by, the IBC Prospectus (including stock option plans described therein), there are no outstanding options, warrants or other rights for the issuance of, and there are not commitments, plans or arrangements to issue, any shares of capital stock of IBC or any security convertible into or exercisable or exchangeable for, any shares of capital stock of IBC;

             (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations or under state or other securities or Blue Sky laws, rules and regulations;

             (v) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over IBC or any subsidiary of IBC or any of their properties or any agreement or instrument to which IBC or Brands is a party or by which IBC or Brands is bound or to which any of the properties of IBC or Brands is subject, or the charter or bylaws of any subsidiary of IBC;

             (vi) Except as described in the IBC Prospectus or except as previously waived, there are no contracts, agreements or understandings between IBC and any person granting such person the right to require IBC to file a registration statement under the Act with respect to any securities of IBC owned or to be owned by such person or to require IBC to include such securities in the securities registered pursuant to each IBC Registration Statement or in any securities being registered pursuant to any other registration statement filed by IBC under the Act;

           (vii) The Initial IBC Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional IBC Registration Statement (if any) was declared effective under the Act as of a date specified in such opinion, the IBC Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial IBC Registration Statement or the Additional IBC Registration Statement (as the case may be), and, to the knowledge of Shook, Hardy & Bacon L.L.P., no stop order suspending the effectiveness of a IBC Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and each IBC Registration Statement and the IBC Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, or at such Closing Date, as the case may be, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, except that Shook, Hardy & Bacon L.L.P. need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference therein; no facts have come to the attention of Shook, Hardy & Bacon L.L.P. causing it to believe that either a IBC Registration Statement or the IBC Prospectus, or any such amendment or supplement, as of such respective dates or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; any descriptions in a

                    IBC Registration Statement and the IBC Prospectus of the charter and by-laws of IBC, statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; Shook, Hardy & Bacon L.L.P. does not know of any contracts or documents required to be filed as exhibits to the IBC Registration Statement which are not filed as required, it being understood that Shook, Hardy & Bacon L.L.P. need express no opinion as to the financial statements or other financial data contained in the IBC Registration Statement or the IBC Prospectus.

     In rendering such opinion, Shook, Hardy & Bacon L.L.P. may rely as to the materiality of agreements and other factual matters on one or more written certificates of officers of IBC or public officials, as and to the extent they deem such reliance appropriate. It is further understood that the negative assurance to be given by Shook, Hardy & Bacon L.L.P. with respect to material misstatements and omissions in each IBC Registration Statement, the IBC Prospectus and each amendment or supplement thereto as set forth in paragraph (ix) of this Section 9(f) may be set forth in a separate statement in its opinion and need not be set forth in a numbered paragraph therein.

          (g) The Underwriters shall have received an opinion, dated such Closing Date, from (i) Brian Cave LLP, special tax counsel for the Company, to the effect that the discussion presented under the heading "Certain United States Federal Income Tax Considerations" in the Company Prospectus is an accurate summary of the material federal income tax consequences relevant to an investment in the SAILS and (ii) from James Neville, Vice President, General Counsel and Assistant Secretary of the Company, to the effect that:

                              (i) The documents incorporated by reference in the Company Registration Statements and the Company Prospectus, when they were filed with the Commission under the Exchange Act, complied as to form in all material respects to the requirements of the Exchange Act and the Exchange Act Rules and Regulations (except that such counsel need express no opinion as to the financial statements and related schedules and the other financial data contained therein);

              (ii) Each of the Company and each of Eveready Battery Company Inc., VCS Holding Company, Ralston Overseas Battery Company and Protein Technologies International Inc. (together the "Company Significant Subsidiaries") has been duly incorporated and is a corporation validly existing in good standing under the laws of the jurisdiction of its incorporation, with corporate power and corporate authority to own their respective properties and conduct their respective businesses as described in the Company Prospectus; the Company and each of the Company Significant Subsidiaries are duly qualified to do business as a foreign corporation in each jurisdiction listed as an attachment to the opinion of James M. Neville;

           (iii) The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Firm SAILS have been duly authorized by the Company; the Firm SAILS or the Option SAILS, as the case may be, have been duly executed by the Company; the Indenture constitutes, and the Firm SAILS and any Option SAILS, when duly authenticated, issued and delivered against payment therefor in accordance with the terms of this Agreement, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and general equity principles, whether applied by a court of law or equity; the SAILS conform in all material respects to the statements relating thereto contained in each Company Registration Statement and the Company Prospectus;

             (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance or sale of the SAILS by the Company, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act or under state or local securities laws, rules and regulations;

              (v) The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Company Significant Subsidiary or any of their respective properties, or any agreement or instrument known to such counsel to which the Company or any Company Significant Subsidiary is a party or by which the Company or any Company Significant Subsidiary is bound, or to which any of the properties of the Company or any Company Significant Subsidiary is subject, or the charter or bylaws of the Company or any Company Significant Subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the SAILS as contemplated by this Agreement;

             (vi) The Company Registration Statements have become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of a Company Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and each Company Registration Statement and the Company Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, or at such Closing Date, as the case may be, complied as to form in all material respects with the requirements of the Act, the Rules and Regulations and the Trust Indenture Act (except that such counsel need express no opinion as to the financial statements and related schedules and the other financial data contained or incorporated by reference therein or as to the Statement of Eligibility and Qualification under the Trust Indenture Act on Form T-1 of the Trustee (the "T-1"));

               In addition, James M. Neville shall state that he has no reason to believe that either a Company Registration Statement or the Company Prospectus, or any amendment or supplement thereto, as of their respective dates or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and James M. Neville does not know of any legal or governmental proceedings required to be described in the Company Registration Statements or the Company Prospectus which are not described as required, or of any contracts or documents of a character required to be described in the Company Registration Statements or in any document incorporated by reference therein or in the Company Prospectus, or to be filed as exhibits to the Company Registration Statements which are not described and filed as required, it being understood that he need express no opinion as to the T-1 or the financial statements and related schedules or other financial data contained in the Company Registration Statements or the Company Prospectus.

          (h) The Underwriters shall have received from Underwriters' Counsel such opinion or opinions with respect to the incorporation of IBC and the Company, the validity of the Firm SAILS or the Option SAILS, as the case may be, the IBC Registration Statements, the Company Registration Statements, the IBC Prospectus, the Company Prospectus and other related matters as the Underwriters may require, and the Company and IBC shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Underwriters' Counsel may rely as to matters of Missouri law on the opinion of James Neville.

          (i) The Underwriters shall have received a certificate, dated such Closing Date, of the President and Chief Operating Officer and the Vice President and Treasurer of IBC to the effect that, and the Underwriters shall be otherwise satisfied that: (i) the representations and warranties of IBC in this Agreement are true and correct as if made on and as of such Closing Date; (ii) IBC has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; (iii) to their knowledge no stop order suspending the effectiveness of the IBC Registration Statements has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and (iv) that subsequent to the date of the most recent financial statements in the IBC Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, which has had or could have an IBC Material Adverse Effect except as set forth in or contemplated by the IBC Prospectus or described in such certificate.

          (j) The Underwriters shall have received a certificate, dated such Closing Date, of the Vice President and Chief Financial Officer and the Treasurer of the Company to the effect that, and the Underwriters shall be otherwise satisfied that: (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of such Closing Date; (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; (iii) to their knowledge that no stop order suspending the effectiveness of the Company Registration Statements has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and (iv) that subsequent to the date of the most recent financial statements in the Company Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, which has had or could have a Company Material Adverse Effect except as set forth in or contemplated by the Company Prospectus or described in such certificate.

          (k) The Underwriters shall have received letters, dated such Closing Date, of Deloitte & Touche LLP and Price Waterhouse LLP which meet the requirements of Sections 9(a) and 9(b) hereof, except that the specified dates referred to in Sections 9(a) and 9(b) hereof will be a date not more than three business days prior to the Closing Date for the purposes of this
     Section 9(k).

          IBC and the Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the First Closing Date, an Option Closing Date or otherwise.

          10.  Indemnification and Contribution.
               --------------------------------

          (a) IBC will indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of IBC herein contained or any untrue statement or alleged untrue statement of a material fact contained in the IBC Information, the IBC Registration Statements, any Preliminary IBC Prospectus, the IBC Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Company for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that IBC shall not be liable in any such case (i) to any Underwriter or the Company to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to IBC by or on behalf of any Underwriter or the Company specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of SAILS occurring after any Underwriter or the Company, as the case may be, has notified IBC in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection (h) below and that the only such information provided by the Company consists of information described in subsection (j) below or (ii) to any Underwriter if (A) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents, (B) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the IBC Registration Statement or the IBC Prospectus, (C) IBC shall have performed each of its obligations under Section 6 in respect of such amendment or supplement and (D) to the extent that a prospectus relating to such SAILS was required to be delivered by such Underwriter under the Act, such Underwriter, having been furnished by or on behalf of IBC with copies of the IBC Prospectus as so amended or supplemented, thereafter fails to deliver such amended or supplemented IBC Prospectus prior to or concurrently with the sale of SAILS to the person asserting such loss, claim, damage, or liability who purchased such SAILS from such Underwriter. The indemnification provided for in this Section 10(a) shall be in addition to any liabilities which IBC may otherwise have and shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter or the Company within the meaning of the Act.

          (b) The Company will indemnify and hold harmless each Underwriter and IBC, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or IBC, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Information, the Company Registration Statements, the Company Prospectus or any amendment or supplement thereto, or any Preliminary Company Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or IBC for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case (i) to any Underwriter or IBC to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter or IBC specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of SAILS occurring after the Underwriter or IBC, as the case may be, has notified the Company in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection (i) below and that the only such information provided by IBC consists of information described in subsection
     (k) below or (ii) to any Underwriter if (A) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents, (B) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Company Registration Statement or the Company Prospectus, (C) the Company shall have performed each of its obligations under Section 6 in respect of such amendment or supplement and (D) to the extent that a prospectus relating to such SAILS was required to be delivered by such Underwriter under the Act, such Underwriter, having been furnished by or on behalf of the Company with copies of the Company Prospectus as so amended or supplemented, thereafter fails to deliver such amended or supplemented Company Prospectus prior to or concurrently with the sale of SAILS to the person asserting such loss, claim, damage, or liability who purchased such SAILS from such Underwriter. The indemnification provided for in this
     Section 10(b) shall be in addition to any liabilities which the Company may otherwise have and shall extend upon the same terms and conditions to, and inure to the benefit of, each person, if any, who controls any Underwriter or IBC within the meaning of the Act.

          (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless IBC against any losses, claims, damages or liabilities to which IBC may also become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statements, the IBC Registration Statements, the Company Prospectus, the IBC Prospectus or any amendment or supplement thereto, or any Preliminary Company Prospectuses or Preliminary IBC Prospectuses, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to IBC by such Underwriter through CSFBC specifically for use therein, and will reimburse IBC for any legal or other expenses reasonably incurred by IBC in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection (h) below. The indemnification provided for in this Section 10(c) shall be in addition to any liabilities which the Underwriters may otherwise have and shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of IBC and each person, if any, who controls IBC within the meaning of the Act.

          (d) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statements, the IBC Registration Statements, the Company Prospectus, the IBC Prospectus or any amendment or supplement thereto, or any Preliminary Company Prospectuses or Preliminary IBC Prospectuses, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through CSFBC specifically for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection (i) below. The indemnification provided for in this Section 10(d) shall be in addition to any liabilities which the Underwriters may otherwise have and shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company within the meaning of the Act.

          (e) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b), (c) or (d) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsection (a), (b), (c) or (d) above except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not unreasonably be withheld, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10(e) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. An indemnifying party shall not be liable for any amounts paid in settlement of any action or claim without its written consent, which shall not be unreasonably withheld.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (g) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or IBC, as applicable, on the one hand, and the Underwriters, on the other hand, from the offering of the SAILS or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the

     Company or IBC, as applicable, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company or IBC, as applicable, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received (directly or indirectly) by the Company, bears to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, IBC or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 10(g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 10(g). Notwithstanding the provisions of this
     Section 10(g), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the SAILS underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 10(g) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (h) The Underwriters confirm that the only information furnished by any Underwriter for the IBC Prospectus consists of the legend concerning over allotments and stabilization on the inside front cover page, and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting", and the information contained in the sixth paragraph under the caption "Underwriting".

          (i) The Underwriters confirm that the only information furnished by any Underwriter for the

     Company Prospectus consists of the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and on the inside front cover page, and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the seventh paragraph under the caption "Underwriting".

          (j) The Company confirms that the statements with respect to the terms of the SAILS set forth on the cover page of any Preliminary IBC Prospectus and in the final form of IBC Prospectus filed pursuant to Rule 424(b) (the "Company Information") constitute the only information furnished in writing to IBC by the Company specifically for inclusion in any Preliminary IBC Prospectus, the IBC Prospectus or the IBC Registration Statement.

          (k) IBC confirms that the information set forth under "Interstate Bakeries Corporation" in any Preliminary Company Prospectus and in the final form of Company Prospectus filed pursuant to Rule 424(b) (the "IBC Information") constitutes the only information furnished in writing to the Company by IBC specifically for inclusion in any Preliminary Company Prospectus, the Company Prospectus or the Company Registration Statement.

          (l) The agreement contained in this Section 10 and the representations, warranties and agreements of IBC in Section 2 and 6, and of the Company in Sections 3 and 7, shall survive the delivery of the SAILS and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          11.  Definition of the Terms "Business Day" and "Subsidiary".  For
               -------------------------------------------------------
purposes of this Agreement, (a) "business day" means any day on which commercial banks in The City of New York are open for business and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          12.  Default of Underwriters.  If any Underwriter defaults in its
               -----------------------
obligations to purchase SAILS hereunder on either the First Closing Date or any Option Closing Date and the aggregate number of SAILS that such defaulting Underwriters agreed but failed to purchase does not exceed 10% of the total number of SAILS that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such SAILS by other persons, including the non-defaulting Underwriter, but if no such arrangements are made by such Closing Date, the non-defaulting

Underwriter shall be obligated to purchase the SAILS that such defaulting Underwriter agreed but failed to purchase on such Closing Date. If any Underwriter so defaults and the aggregate number of SAILS with respect to which such default occurs exceeds 10% of the total number of SAILS that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such SAILS by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter or the Company or IBC, except as provided in Section 13 (provided that if such default occurs with respect to Option SAILS after the First Closing Date, this Agreement will not terminate as to the Firm SAILS or any Option SAILS purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 12. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          13.  Survival of Certain Representations and Obligations.  The
               ---------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Company and IBC or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Company or IBC or any Underwriter or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the SAILS. If this Agreement is terminated pursuant to Section 12 or if for any reason the purchase of the SAILS by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 8 and the respective obligations of the Company and IBC and the Underwriters pursuant to Section 10 shall remain in effect, and if any SAILS have been purchased hereunder the representations and warranties in Section 2 and 3, and all obligations under Sections 6 and 7 shall also remain in effect. If the purchase of the SAILS by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 12 or the occurrence of any event specified in clauses (iii), (iv) or
(v) of Section 9(e) hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees, charges and disbursements of counsel) reasonably incurred by them in connection with the offering of the SAILS.

          14.  Notices.  All communications hereunder will be in writing and, if
               -------
sent to the Underwriters, will be mailed, delivered, telecopied or facsimile and confirmed to the Underwriters, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to IBC, will be mailed, delivered or telecopied and confirmed to it at Interstate Bakeries Corporation, 12 East

Armour Boulevard, Kansas City, Missouri 64111, Attention: Ray Sandy Sutton; or, if sent to the Company, will be mailed, delivered, telecopied or telegraphed and confirmed to it at Ralston Purina Company, Checkerboard Square, St. Louis, Missouri 63164, Attention: General Counsel.

          15.  Representation of Underwriters.  The Representatives will act for
               ------------------------------
the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all of the Underwriters.

          16.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10, and no other person will have any right or obligation hereunder.

          17.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          19.  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

          The Company and IBC hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof whereupon it will become a binding agreement among the Company, IBC and the Underwriters in accordance with its terms.


                                 Very truly yours,

                                 RALSTON PURINA COMPANY


                                 By:___________________________
                                     Name:
                                     Title:


                                 INTERSTATE BAKERIES CORPORATION


                                 By:___________________________
                                     Name:
                                     Title:


The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
SALOMON BROTHERS INC

Acting on behalf of
themselves and the
several Underwriters.


By:  CREDIT SUISSE FIRST BOSTON CORPORATION


     By:_______________________
        Name:
        Title:

                                  SCHEDULE A


UNDERWRITER                               NUMBER OF
                                            SAILS
                                          ---------

Credit Suisse First Boston Corporation..    992,934
Bear, Stearns & Co. Inc.................    992,932
Lehman Brothers Inc.....................    992,932
J.P. Morgan Securities Inc..............    992,932
Salomon Brothers Inc....................    992,932
George K. Baum & Company................    302,723
Sanford C. Bernstein & Co., Inc.........    302,723
A.G. Edwards & Sons, Inc................    302,723
Janney Montgomery Scott Inc.............    302,723
Prudential Securities Incorporated......    302,723
The Robinson-Humphrey Company, Inc......    302,723
                                          ---------
     Total..............................  6,781,000
                                          =========